                             LETTER OF TRANSMITTAL
                                TO TENDER UNITS
           EACH UNIT CONSISTING OF ONE SHARE OF CALLABLE COMMON STOCK

                                       OF

                             NEOZYME II CORPORATION
                                      AND

                        ONE CALLABLE WARRANT TO PURCHASE
                  TWO SHARES OF GENERAL DIVISION COMMON STOCK

                                      AND

               0.135 SHARE OF TISSUE REPAIR DIVISION COMMON STOCK

                                       OF

                              GENZYME CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 27, 1996

                                       BY

                          NEOZYME II ACQUISITION CORP.
                           A WHOLLY OWNED SUBSIDIARY

                                       OF

                              GENZYME CORPORATION

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
        TIME, ON MONDAY, OCTOBER 28, 1996, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

           By Mail:                   By Overnight Courier:                  By Hand:
American Stock Transfer & Trust  American Stock Transfer & Trust  American Stock Transfer & Trust
            Company                          Company                          Company
       6201 15th Avenue                 6201 15th Avenue            40 Wall Street, 46th Floor
 Third Floor, Inside Delivery     Third Floor, Inside Delivery             New York, NY
      Brooklyn, NY 11219               Brooklyn, NY 11219

                           By Facsimile Transmission
                                 (718) 234-5001

                               For Confirmation:
                                 (718) 921-8222

          DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

          THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders (the "Holders") of Units (as defined below) if certificates representing the Callable Common Stock (as defined in the Offer to Purchase) of Neozyme II Corporation and the Callable Warrants (as defined in the Offer to Purchase) of Genzyme Corporation included in the Units ("Certificates") are to be forwarded herewith pursuant to the procedures set forth in the Offer to Purchase dated September 27, 1996 (the "Offer to Purchase") under "THE TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Units."

     Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) may tender their Units according to the guaranteed delivery procedures set forth in the Offer to Purchase under "THE TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Units." See Instruction 2 hereto.

- --------------------------------------------------------------------------------

                                    DESCRIPTION OF CERTIFICATES SUBMITTED
- -------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)              CERTIFICATE(S) AND UNIT(S) TENDERED
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
                      APPEAR(S)                           (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
                 ON CERTIFICATE(S))                                     SEE INSTRUCTION 3
- -------------------------------------------------------------------------------------------------------------
                                                        CERTIFICATE NUMBER
                                                                                  TOTAL NUMBER
                                                                                    OF UNITS
                                                      CALLABLE                     REPRESENTED     NUMBER OF
                                                       COMMON        CALLABLE          BY            UNITS
                                                        STOCK        WARRANTS     CERTIFICATE(S)   TENDERED*
                                                    ---------------------------------------------------------
                                                    ---------------------------------------------------------
                                                    ---------------------------------------------------------
                                                    ---------------------------------------------------------
                                                    TOTAL UNITS................................
- ----------------------------------------------------
  * Unless otherwise indicated, all Units represented by Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
- ----------------------------------------------------

/ / CHECK HERE IF UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

   Name(s) of Registered Holder(s):

   Window Ticket Number (if any):

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Institution that Guaranteed Delivery:

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Neozyme II Acquisition Corp. (the "Purchaser"), a British Virgin Islands ("BVI") international business company, and a wholly owned subsidiary of Genzyme Corporation ("Genzyme"), a Massachusetts corporation, the above described units (the "Units"), each unit consisting of one share of callable common stock, par value $1.00 per share, of Neozyme II Corporation (the "Company"), a BVI international business company, and one callable warrant to purchase two shares of General Division common stock, par value $0.01 per share, and 0.135 share of Tissue Repair Division common stock, par value $0.01 per share, of Genzyme, pursuant to the Purchaser's offer to purchase all of the outstanding Units at a purchase price of $45.00 per Unit, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 27, 1996 and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Units tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Units tendered herewith in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Units that are being tendered hereby and any and all dividends or other securities issued or issuable in respect thereof and rights declared, paid or distributed in respect of such Units on or after September 20, 1996 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Certificates, together with appropriate evidences of transfer and authenticity, to, or upon the order of, the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price,
(b) present such Units and all Distributions for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of record and beneficial ownership of such Units and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints Henri A. Termeer, David J. McLachlan and Peter Wirth, and each of them, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Units tendered by the undersigned and accepted for payment and paid for by the Purchaser and all Units and other securities issued in Distributions in respect of such Units which the undersigned is entitled to vote at any meeting of Holders (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This power of attorney and proxy shall be considered irrevocable and coupled with an interest in the tendered Units. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Units for payment and deposits the purchase price therefor with the Depositary. Upon such deposit, all prior powers of attorney and proxies given by the undersigned at any time with respect to such Units (and all other securities issued in Distributions in respect of such Units) will be revoked without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consents executed by the undersigned (and, if given or executed, will not be deemed effective by the undersigned with respect thereto). Upon such deposit by the Purchaser, the designees of the Purchaser will, with respect to such Units, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Units to be deemed validly tendered, immediately upon the Purchaser's payment for such Units, the Purchaser must be able to exercise full voting and other rights of a record and beneficial owner with respect to such Units, including, without limitation, voting at any meeting of stockholders or by written consent in lieu of any such meeting.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered hereby and all Distributions and (b) when the Units are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Units and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser all Distributions in respect of the Units tendered hereby on or after September 20, 1996, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as record and beneficial owner of each such Distribution and may withhold the entire purchase price of Units tendered hereby or deduct from the purchase price the amount or value of such Distribution, as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Except as otherwise provided in the Offer to Purchase, tenders of Units made pursuant to the Offer are irrevocable. Units tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date (as defined in the Offer to Purchase) and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after November 25, 1996. See "THE TENDER OFFER -- Section 4. Withdrawal Rights" in the Offer to Purchase.

     The undersigned understands that tenders of Units pursuant to any of the procedures described in the Offer to Purchase under "THE TENDER OFFER -- Section
3. Procedures for Accepting the Offer and Tendering Units" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Units for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer.

     The undersigned understands that the Offer is conditioned upon, among other things set forth in the Purchase Agreement (as defined in the Offer to Purchase), there being validly tendered and not withdrawn prior to the expiration of the Offer that number of Units which constitutes at least a majority of the Units outstanding (the "Minimum Condition"); provided that, the Minimum Condition may be waived by the Purchaser under certain circumstances described in the Offer to Purchase under "SPECIAL FACTORS -- Section 6. The Purchase Agreement; Appraisal Rights."

     The undersigned understands that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the Offer or may not be required to accept for payment any of the Units tendered herewith.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of all Units purchased and issue or return any Certificate(s) for Units not tendered or not purchased in the name(s) of the registered holder(s) appearing above under "Description of Certificates Submitted." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price of all Units purchased and return any Certificate(s) for Units not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Certificates Submitted." In the event that "Special Delivery Instructions" and "Special Payment Instructions" are both completed, please issue the check for the purchase price and return any Certificate(s) for Units not tendered or not purchased in the name(s) of, and deliver such check and return such Certificate(s) for Units to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Units from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Units tendered hereby.

- ------------------------------------------------------------
- ------------------------------------------------------------

     SPECIAL PAYMENT INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if
   Certificate(s) evidencing Units
   not tendered or not purchased or
   the check for the purchase price
   of Units purchased are to be
   issued in the name of someone
   other than the registered holder
   shown above.
   Issue:  / / Check  / / Certificates to:
   Name:
        ----------------------------
            (Please Print)

   Address:

   ---------------------------------

   ---------------------------------
          (Include Zip Code)

   ---------------------------------
     (Tax Identification or Social
             Security No.)
    (See Substitute Form W-9 below)
- ------------------------------------------------------------
- ------------------------------------------------------------
                                           SPECIAL DELIVERY INSTRUCTIONS
                                         (SEE INSTRUCTIONS 1, 5, 6 AND 7)
                                         To be completed ONLY if
                                         Certificate(s) evidencing Units
                                         not tendered or not purchased or
                                         the check for the purchase price
                                         of Units purchased are to be
                                         mailed to someone other than the
                                         registered holder or to the
                                         registered holder at an address
                                         other than that shown above.
                                         Mail:  / / Check  / / Certificates to:
                                         Name:
                                               --------------------------
                                                  (Please Print)

                                         Address:

                                         ---------------------------------

                                         ---------------------------------
                                                (Include Zip Code)

                                   IMPORTANT
         UNIT HOLDERS: SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 BELOW

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                           Signature(s) of Holder(s)

Dated:
       --------------------------, 1996

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):

- --------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------

- --------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.:
                             ---------------------------------------------------

Tax Identification or Social Security Number:
                                              ----------------------------------
                                         (See Substitute Form W-9 Below)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
                      ----------------------------------------------------------

Name:
      --------------------------------------------------------------------------
                             (Please Type or Print)

Title:
       -------------------------------------------------------------------------

Name of Firm:
              ------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.:
                             ---------------------------------------------------

Dated:
       --------------------------, 1996

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Units tendered herewith, unless such holder(s) has
(have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Unit(s) are tendered for the account of a firm which is a commercial bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchanges' Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by Holders if Certificates are to be forwarded herewith pursuant to the procedures set forth in the Offer to Purchase under "THE TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Units." In order for Units to be validly tendered pursuant to the Offer, this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front cover hereof prior to the Expiration Date (as defined in the Offer to Purchase) and either (i) Certificates representing tendered Units must be received by the Depositary at such address prior to the Expiration Date or (ii) the guaranteed delivery procedures described in the following sentence must be complied with. Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to reach the Depositary or or prior to the Expiration Date may tender their Units by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase under "THE TENDER
OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Units." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Certificates representing all tendered Units, in proper form for transfer by delivery, together with this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery. A trading day is any day on which the Nasdaq National Market is open for business.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE SOLE OPTION AND RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Units will be purchased. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Units for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Certificates Submitted" is inadequate, the Certificate numbers and/or the number of Units and any other required information should be listed on a separate signed schedule attached hereto and referenced in the "Description of Certificates Submitted" box.

     4. PARTIAL TENDERS. If fewer than all the Units evidenced by any Certificate submitted to the Depositary herewith are to be tendered hereby, fill in the number of Units which are to be tendered hereby in the box entitled "Number of Units Tendered". In such cases, new Certificate(s) evidencing the remainder of the Units that were evidenced by the Certificate(s) delivered to the Depositary herewith but not tendered hereby, will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Units evidenced by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Units tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the tendered Units are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates for Units not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case the Certificate(s) evidencing the Units tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificates and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) tendered hereby, the Certificate(s) evidencing such Units must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Certificate(s). Signature(s) on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Units to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Units is to be made to, or if Certificate(s) evidencing Units not tendered or not purchased are to be issued in the name of, any person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s), or such person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted.

     EXCEPT AS SET FORTH IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE UNITS TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Units tendered hereby is to be issued in the name of, or Certificate(s) evidencing Units not tendered or not purchased are to be issued or returned to, a person other than the registered holder or if such check or such Certificate(s) is to be returned to a person other than the signer of this Letter of Transmittal or to the signer of this Letter of Transmittal but at an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. WAIVER OF CONDITIONS. Subject to the terms of the Purchase Agreement (as defined in the Offer to Purchase), the conditions to the Offer may be waived by the Purchaser, in whole or in part, at any time and from time to time in its sole discretion.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies at the Purchaser's expense.

     10. SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a Holder whose tendered Units are accepted for payment is required to provide the Depositary with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below and to certify whether such Holder is subject to backup withholding of federal income tax. If a tendering Holder has been notified by the Internal Revenue Service ("IRS") that such Holder is subject to backup withholding, such Holder must cross out item 2 of the Certification box (Part
III) of the Substitute Form W-9, unless such Holder has since been notified by the IRS that such Holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to 31% federal income tax withholding on the payment of the purchase price of all Units purchased from such Holder. If the Depositary is not provided with the correct TIN (e.g., Social Security number or employer identification number), the IRS may subject the Holder or other payee to a $50 penalty.

     Certain Holders are not subject to these backup withholding and reporting requirements. Exempt recipients, such as corporations, are also requested to provide their TIN and check the "Exempt" box in Part IV. Foreign individuals or entities must submit a Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute From W-9" for more instructions.

     IF BACKUP WITHHOLDING APPLIES, THE DEPOSITARY IS REQUIRED TO WITHHOLD 31% OF ANY PAYMENTS MADE TO THE HOLDER OR OTHER PAYEE. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED FROM THE IRS.

     The "Awaiting TIN" box in Part IV of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the "Awaiting TIN" box in Part IV is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the "Awaiting TIN" box in Part IV is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made unless a properly certified TIN is provided to the Depositary within 60 days.

     The Holder is required to give the Depositary the TIN of the record owner of the Units or of the last transferee appearing on the transfers attached to, or endorsed on, the Units. If the Units are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) has been lost, destroyed or stolen, the Holder should promptly notify the Depositary. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR FACSIMILE HEREOF, PROPERLY COMPLETED AND DULY EXECUTED TOGETHER WITH CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

SUBSTITUTE FORM W-9 - Department of the Treasury, Internal Revenue Service, Payer's Request for Taxpayer Identification Number

PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. For assistance in completing this form, see the enclosed Instructions for Substitute FORM W-9 or call the Depositary at (718) 921-8200.

- -----------------------------------------------------------------------------------------------------------------------------
  Name(s) as shown above of registered owners of Certificate(s) (if joint ownership, list first and circle the name of the person or entity whose taxpayer identification number you enter in Part I below).
- -----------------------------------------------------------------------------------------------------------------------------
  Business Name (sole proprietors, see enclosed Instructions for Substitute FORM W-9)
- -----------------------------------------------------------------------------------------------------------------------------
  Address:
- -----------------------------------------------------------------------------------------------------------------------------
  Part I - PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER   Social Security Number OR Employer Identification Number:
  IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING
  BELOW.
                                                                              ---------------------------------
                                                                           (If awaiting TIN, write "Applied For")
- -----------------------------------------------------------------------------------------------------------------------------
  Part II - Payees exempt from backup withholding, please see the enclosed Instructions for Substitute FORM W-9 -Request for
  Taxpayer Identification Number and Certification.
- -----------------------------------------------------------------------------------------------------------------------------
  Part III - Certification. Under penalties of perjury, I certify that:
  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
  (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
  CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
- -----------------------------------------------------------------------------------------------------------------------------
                                                                PART IV -
  SIGNATURE: ----------------------------------------------     Awaiting TIN    / /
  DATE: -----------------------------------------------------   Exempt         / /
- -----------------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
        CHECKED THE "AWAITING TIN" BOX IN PART IV OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number, 31% of all reportable payments made to me may be withheld until I provide a Taxpayer Identification Number with required certifications, which should be provided within 60 days.

Signature:                               Dated:
           ----------------------------         ----------------

                    The Information Agent for the Offer is:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.

                               111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                         Call Toll-Free (888) 463-6242
                                       or
                         (201) 896-1900 (call collect)

                      The Dealer Manager for the Offer is:

                       ROBERTSON, STEPHENS & COMPANY LLC

                             555 California Street
                        San Francisco, California 94104
                                 (800) 357-8435

September 27, 1996